UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022
Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rock Creek Parkway		64117
North Kansas City,	Missouri
(Address of Principal Executive Offices)		(Zip Code)
(816) 221-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gerald E. Bisbee, Jr., PhD retired from the Board of Directors (the "Board") of Cerner Corporation ("Cerner," the "Company" or "our"), effective immediately prior to Cerner's 2022 Annual Meeting of Shareholders held on May 26, 2022 (the "2022 Annual Meeting"). Immediately thereafter, the size of the Board was decreased to nine members.

As reported below, at the 2022 Annual Meeting, Cerner's shareholders approved the amendment and restatement of the Cerner Corporation 2011 Omnibus Equity Incentive Plan (as amended and restated, the "Omnibus Plan"). A summary of the Omnibus Plan is included in Proposal #5 of Cerner's definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2022 (the "2022 Proxy Statement"). The description below of the Omnibus Plan is qualified in its entirety by reference to the full text of the plan filed herewith as Exhibit 10.1 and incorporated herein by reference.

Since 2011, the Omnibus Plan has provided an important incentive to (i) create continued alignment of Cerner's vision and mission between eligible participants and shareholders, (ii) attract, hire and retain quality associates in an industry that has a very competitive market for talented employees, and (iii) meet the Company's goal of establishing a broad-based, long-term ownership focus for the Company's high performing associates. We believe that operation of the Omnibus Plan is important in attracting, retaining and motivating key associates, consultants, and non-employee Directors in a competitive labor market, which is essential to our long-term growth and success. The terms of the Omnibus Plan provide for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, performance grants and bonus shares, some of which may be paid in cash, shares of Cerner common stock, or a combination of cash and shares of Cerner common stock. Eligible participants under the Omnibus Plan include key associates, consultants and non-employee directors. The Omnibus Plan is administered by the Compensation Committee (or such other committee as the Board of Directors may determine), and such Compensation Committee has the sole discretion to determine who may be granted awards under the Omnibus Plan, the size and types of such awards and the terms and conditions of such awards.

The amendments to the Omnibus Plan:

•Increase the maximum number of shares of Cerner common stock authorized for issuance under the Omnibus Plan by 5,000,000 shares. Subject to certain adjustments, the maximum number of shares of Cerner common stock that may be delivered pursuant to awards under the Omnibus Plan following the amendments is the sum of 59,300,000 shares, plus (i) that number of Shares available for issuance under the Cerner Corporation 2004 Long-Term Incentive Plan G (the "Plan G") as of May 27, 2011, and (ii) that number of Shares subject to awards under Plan G that were outstanding as of May 27, 2011 and that, on or after May 27, 2011, expire or are cancelled or terminated without the issuance of shares thereunder.

•Extended the term of the Omnibus Plan to May 25, 2032.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting, Cerner's shareholders considered and voted on the proposals described in detail in the 2022 Proxy Statement. The following is a brief description of the matters that were voted on at the 2022 Annual Meeting and the results of such voting:

Proposal No. 1 - The election of Mitchell E. Daniels, Jr., Elder Granger, M.D., John J. Greisch, Melinda J. Mount, George A. Riedel and R. Halsey Wise, each to serve until the 2023 Annual Shareholders' Meeting, or until their respective successors are duly elected and qualified.

Final Results: Mitchell E. Daniels, Jr., Elder Granger, M.D., John J. Greisch, Melinda J. Mount, George A. Riedel and R. Halsey Wise were each elected as Directors.

	For	Against	Abstentions	Broker Non-votes

Mitchell E. Daniels, Jr.	182,987,560	30,069,480	2,637,615	35,794,035
Elder Granger, M.D.	204,466,022	8,884,084	2,344,549	35,794,035
John J. Greisch	209,442,356	3,860,958	2,391,341	35,794,035
Melinda J. Mount	209,510,458	3,803,687	2,380,510	35,794,035
George A. Riedel	202,821,209	10,380,790	2,492,656	35,794,035
R. Halsey Wise	179,034,369	34,161,172	2,499,114	35,794,035

Proposal No. 2 - The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Cerner for 2022.

Final Results: The shareholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2022.

For	Against	Abstentions

234,682,303	14,682,002	2,124,385

There were no broker non-votes with respect to this proposal.

Proposal No. 3 - An advisory vote to approve the compensation of our Named Executive Officers.

Final Results: The shareholders approved, on an advisory basis, the compensation of our Named Executive Officers.

For	Against	Abstentions	Broker Non-votes

191,876,471	20,600,424	3,217,760	35,794,035

Proposal No. 4 – The approval of the proposed amendments to our Third Restated Certificate of Incorporation (as amended, the "Certificate") to remove the supermajority voting standards. This proposal included four separate subproposals, which were voted on separately; the approval of any of the proposed amendments was not conditioned upon approval of the other proposed amendments. The approval of each of these amendments requires the approval of 80% or more of the aggregate outstanding shares of the Company.

Proposal #4(a): The approval of the proposed amendments to our Certificate to remove the supermajority voting standards for certain business combination transactions with interested stockholders.

Final Results: The shareholders did not approve the proposed amendments to our Certificate to remove the supermajority voting standards for certain business combination transactions with interested stockholders.

For	Against	Abstentions	Broker Non-votes

210,699,492	3,023,056	1,972,107	35,794,035

Proposal #4(b): The approval of the proposed amendments to our Certificate to remove the supermajority voting standards to amend or repeal any provision of the Bylaws.

Final Results: The shareholders did not approve the proposed amendments to our Certificate to remove the supermajority voting standards to amend or repeal any provision of the Bylaws.

For	Against	Abstentions	Broker Non-votes

210,616,181	3,094,339	1,984,135	35,794,035

Proposal #4(c): The approval of the proposed amendments to our Certificate to remove the supermajority voting standards to amend or repeal certain provisions of the Certificate.

Final Results: The shareholders did not approve the proposed amendments to our Certificate to remove the supermajority voting standards to amend or repeal certain provisions of the Certificate.

For	Against	Abstentions	Broker Non-votes

210,610,112	3,090,882	1,993,661	35,794,035

Proposal #4(d): The approval of the proposed amendments to our Certificate to remove the supermajority voting standards to remove a director with cause.

Final Results: The shareholders did not approve the proposed amendments to our Certificate to remove the supermajority voting standards to remove a director with cause.

For	Against	Abstentions	Broker Non-votes

210,956,945	2,763,375	1,974,335	35,794,035

Proposal No. 5 – The amendment and restatement of the Omnibus Plan to increase the number of authorized shares and extend the plan's term.

Final Results: The shareholders approved the amendment and restatement of the Omnibus Plan to increase the number of authorized shares and extend the plan's term.

For	Against	Abstentions	Broker Non-votes

198,746,024	14,693,428	2,255,203	35,794,035

Proposal No. 6 – The consideration of a shareholder proposal requesting an amendment to Cerner's governing documents to give shareholders the right to call a special shareholder meeting.

Final Results: The shareholder proposal requesting an amendment to the Company's governing documents giving shareholders the right to call a special shareholder meeting was approved.

For	Against	Abstentions	Broker Non-votes

158,061,172	54,528,885	3,104,598	35,794,035

Item 9.01 Financial Statements and Exhibits.
d) Exhibits

Exhibit Number	Description

10.1	Cerner Corporation 2011 Omnibus Equity Incentive Plan (As Amended and Restated May 26, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: May 31, 2022	By:	/s/ Daniel P. Devers
Daniel P. Devers, Executive Vice President,
Chief Legal Officer and Secretary